UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 June 14, 2001



Commission  Registrant, State of Incorporation,             I.R.S. Employer
File Number Address and Telephone Number                    Identification No.
----------- -----------------------------------             ------------------

1-6047          GPU, Inc.                                        13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 401-8200

1-3141          Jersey Central Power & Light Company             21-0485010
                (a New Jersey corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

1-446           Metropolitan Edison Company                      23-0870160
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

1-3522          Pennsylvania Electric Company                    25-0718085
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

ITEM 5.     OTHER EVENTS.
            ------------

       On June 14, 2001, the stipulated settlement previously reported with respect to the petition filed by GPU, Inc.'s ("GPU") subsidiaries, Metropolitan Edison Company ("Met-Ed") and Pennsylvania Electric Company ("Penelec"), for rate relief from their provider of last resort ("PLR") obligations and with respect to the proposed merger of GPU with FirstEnergy Corp. ("FirstEnergy") was approved by the Pennsylvania Public Utility Commission ("PaPUC").

       The settlement allows Met-Ed and Penelec to defer for future recovery their energy costs incurred after January 1, 2001 in excess of established generation rate caps.

       The settlement is predicated upon the actual consummation of the proposed merger of GPU with FirstEnergy. In the event that the merger fails to be consummated and is abandoned, Met-Ed and Penelec will write-off for ratemaking purposes all deferred PLR costs accrued from January 1, 2001 through May 31, 2001 and the PaPUC will reopen the PLR proceedings to permit parties to submit testimony and otherwise address prospectively the overall retail rate levels of Met-Ed and Penelec, including whether or at what level PLR deferrals will continue on a prospective basis.

       Two GPU System credit agreements provide, among other things, that if the PaPUC issues a PLR order which is not satisfactory to the majority of bank lenders in each such agreement, the term of such agreements would be shortened, collateral security for the obligations under one of such agreements would be required and additional restrictive covenants would apply (including a restriction on GPU from paying any further dividends on its common stock). GPU is required to submit a certification to the banks within five business days of the issuance of the PLR order stating whether it believes that the order satisfies the credit agreements' criteria for being a satisfactory order. Upon receipt of that certification the banks would then determine whether they concur with GPU's certification.

       Copies of the Motion adopted by the PaPUC, the Settlement Stipulation and GPU's related news release are annexed as exhibits.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

      (c)   Exhibits

            1. Motion of Vice Chairman Robert K. Bloom, adopted by the PaPUC, dated June 14, 2001.

            2.    GPU News Release, dated June 14, 2001.

            3. Settlement Stipulation, dated June 11, 2001 - incorporated by reference to Exhibit (c)(1) to GPU's Current Report on Form 8-K, dated June 12, 2001, SEC File No. 1-6047.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                              GPU, INC.
                              JERSEY CENTRAL POWER & LIGHT COMPANY
                              METROPOLITAN EDISON COMPANY
                              PENNSYLVANIA ELECTRIC COMPANY



                              By:  /s/ T. G. Howson
                                   -------------------------------
                                    T. G. Howson, Vice President
                                    and Treasurer


Date:   June 15, 2001